                                                                    Exhibit 99.5

    CASE NAME:                                 Aerovox, Inc.                        INCOME STATEMENT
    CASE NUMBER:                               01-14680 jnf                         FOR MONTH ENDED:

                                                                                                                          FILING
                                        MONTH          MONTH           MONTH              MONTH             MONTH         TO DATE
                                   June 7-30, 2001 July 29, 2001  August 25, 2001   September 29, 2001 October 27, 2001
                                   --------------- -------------  ---------------   ------------------ ---------------- ------------

NET REVENUE (INCOME)                    $6,069,526    $4,155,555       $4,598,363                                       $14,823,444
                                   --------------- -------------  ---------------   ------------------ ---------------- ------------

COST OF GOODS SOLD:

 Materials                               3,534,267     2,478,655        2,623,795                                         8,636,717
                                   --------------- -------------  ---------------   ------------------ ---------------- ------------

 Labor                                     576,110       405,280          414,923                                         1,396,313
                                   --------------- -------------  ---------------   ------------------ ---------------- ------------

 Manufacturing Overhead                  1,136,205       836,566          924,540                                         2,897,310
                                   --------------- -------------  ---------------   ------------------ ---------------- ------------

  COST OF GOODS SOLD AT STANDARD         5,246,582     3,720,500        3,963,258                    0               0   12,930,340
                                   --------------- -------------  ---------------   ------------------ ---------------- ------------

 Variances (favorable)/unfavorable          89,825       124,454        (179,744)                                            34,535
                                   --------------- -------------  ---------------   ------------------ ---------------- ------------

  ACTUAL COST OF GOODS SOLD              5,336,407     3,844,954        3,783,514                    0               0   12,964,875
                                   --------------- -------------  ---------------   ------------------ ---------------- ------------

GROSS PROFIT                               733,118       310,600          814,849                    0               0    1,858,568
                                   --------------- -------------  ---------------   ------------------ ---------------- ------------

OPERATING EXPENSES:

 Selling and Marketing                     110,700        35,364          122,547                                           268,611
                                   --------------- -------------  ---------------   ------------------ ---------------- ------------

 R & D and Product Services                 81,407        98,181           98,967                                           278,555
                                   --------------- -------------  ---------------   ------------------ ---------------- ------------

 General and Administrative                209,932       125,201          284,782                                           619,916
                                   --------------- -------------  ---------------   ------------------ ---------------- ------------

  TOTAL OPERATING EXPENSES                 402,039       258,746          506,296                    0               0    1,167,081
                                   --------------- -------------  ---------------   ------------------ ---------------- ------------

INCOME BEFORE INTEREST,
   DEPRECIATION, TAXES, OR
   EXTRAORDINARY EXPENSES               $  331,079       $51,854       $  308,553                   $0              $0  $   691,487
                                   --------------- -------------  ---------------   ------------------ ---------------- ------------

INTEREST EXPENSE                           129,927       132,257          167,257                                           429,441
                                   --------------- -------------  ---------------   ------------------ ---------------- ------------

DEPRECIATION                               307,781       281,044          286,760                                           875,585
                                   --------------- -------------  ---------------   ------------------ ---------------- ------------

INCOME TAX EXPENSE (BENEFIT)                     0             0                0                                                 0
                                   --------------- -------------  ---------------   ------------------ ---------------- ------------

OTHER INCOME (EXPENSE)                     256,848     (301,833)*       (724,434)**                                        (769,420)
                                   --------------- -------------  ---------------   ------------------ ---------------- ------------

    NET INCOME (LOSS)                   $  150,219    ($663,280)       ($869,898)                   $0              $0  ($1,382,959)
                                   --------------- -------------  ---------------   ------------------ ---------------- ------------

* Includes charge of $352,000 for inventory and net book value of equipment for discontinued product line in the U.K.
**  Includes $800,000 charge to increase allowance for doubtful accounts.